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                                                                   EXHIBIT 10(r)

            JUDICIAL AGREEMENT BETWEEN FABRICANTE Y COMERCIALIZADORA

              BETA, S.A. DE C.V. AND PRODUCTOS COIN, S.A. DE C.V.

JUDICIAL AGREEMENT ENTERED INTO BY AND BETWEEN FABRICANTE Y COMERCIALIZADORA BETA, S.A. DE C.V., REPRESENTED HEREIN BY RAUL BAZ HARVILL, HEREINAFTER "ASSIGNEE", AND PRODUCTOS QUIMICOS COIN, S.A. DE C.V., REPRESENTED HEREIN BY NICHOLAS N. CARTER, HEREINAFTER "DEBTOR", PURSUANT TO THE FOLLOWING REPRESENTATIONS AND CLAUSES:

                                REPRESENTATIONS

I. BY "ASSIGNEE" THROUGH ITS LEGAL REPRESENTATIVE:

1. It is a corporation legally organized according to the laws of the Mexican Republic, as recorded in public instrument number 69,945 dated May seventeenth two thousand four, granted and attested before Enrique Munoz Barradas, Notary Public number 162 of the City of Mexico, Federal District, and entered in the Public Registry of Commerce of the City of Mexico, Federal District, under mercantile folio number 320873. It has Taxpayer ID Code FCBO405171L2.

2. It is represented herein by RAUL BAZ HARVILL as its Chief Executive Officer, who has been conferred broad, adequate and sufficient powers of authority to execute this judicial act, which powers of authority have not been revoked or modified per the date when this Agreement is executed.

[STAMP]
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3. On May fourth two thousand five, as assignee with BANCO INTERNACIONAL, S.A.,
NOW HSBC MEXICO, S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC as assignor, it executed a judicial agreement for assignment of litigious credit rights held by the latter against PRODUCTOS QUIMICOS COIN, S.A. DE C.V., and specifically, in regard to those derived from Special Mortgage Foreclosure Proceedings followed by aforementioned Credit Institution against the "DEBTOR", before the Judge of Civil Courtroom Forty-Second of the Superior Court of Justice of the Federal District under file number 1710/95, derived from Modifying Agreement for Acknowledgement of Debt executed between BANCO INTERNACIONAL, S.A., NOW. HSBC MEXICO, S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC, and PRODUCTOS QUIMICOS COIN, S.A. DE C.V., dated August twenty-third of two thousand one, which was approved by the Judge of Civil Courtroom Forty-Second of the Superior Court of Justice of the Federal District, through judgment passed on August twenty-eight of two thousand one in the court records of file 1710/95, annexed to this instrument as Attachment "1", and that forms an integral part of it.

4. That the agreement referred to in the immediately above representation was ratified before judicial presence on May

[STAMP]

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eleventh of two thousand five, and approved by the Judge of Courtroom
Forty-Second of the Superior Court of Justice of the Federal District.

5. That it is the sole and exclusive holder of the litigious rights held by BANCO INTERNACIONAL, S.A., NOW HSBC MEXICO, S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC against "DEBTOR" derived from Special Mortgage Foreclosure Proceedings followed by aforementioned Credit Institution before the Judge of Civil Courtroom Forty-Second of the Superior Court of Justice of the Federal District under file number 1710/95 with respect to principal, interest and legal accessories, in addition to mortgage over real estate properties securing payment of the obligations owed under Modifying Agreement for Acknowledgement of Debt executed between BANCO INTERNACIONAL, S.A., NOW HSBC MEXICO, S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC and PRODUCTOS QUIMICOS COIN, S.A. DE C.V., dated August twenty-third of two thousand one, and approved by the Judge of Civil Courtroom Forty-Second of the Superior Court of Justice of the Federal District through court ruling pronounced on August twenty-eighth of two thousand one in the court records of file 1710/95.

[STAMP]

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6. It acknowledges that through Interlocutory Judgment passed on March third two thousand four by the Judge of Civil Courtroom Forty-Second of the Superior Court of Justice of the Federal District in the court records of file number 1710/95, sell off was fully approved, held through first public auction on February twenty-third two thousand four, containing assignment and financing in favor of BANCO INTERNACIONAL, S.A., NOW HSBC MEXICO, S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC with respect to the real estate property located at Fraccion de Terreno ubicado en el Camino Nuevo al "Complejo Petroquimico
Morelos" y Vaso numero dos, Municipio de Pajaritos, Coatzacoalcos, Veracruz.

7. It knows the legal condition of the real estate property located at Fraccion de Terreno ubicado en el Camino Nuevo al "Complejo Petroquimico Morelos" y Vaso numero dos, Municipio de Pajaritos, Coatzacoalcos, Veracruz, and particularly, the liens reported in favor of BANCO MERCANTIL DEL NORTE, S.A., FORMERLY BANCRECER, S.A. and BANCO NACIONAL DE MEXICO, S.A.

8. As assignee of the litigious credit rights held by BANCO INTERNACIONAL, S.A., NOW HSBC, MEXICO, S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC holds against "DEBTOR" received from Special Mortgage Foreclosure followed by aforementioned Credit Institution before the Judge of Civil

[STAMP]

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Courtroom Forty-Second of the Superior Court of Justice of the Federal District
under file number 1710/95 with respect to principal, interest and legal accessories derived from the Modifying Agreement of Acknowledgement of Debt executed between BANCO INTERNACIONAL, S.A., NOW HSBC MEXICO, S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC and PRODUCTOS QUIMICOS COIN, S.A. DE C.V., dated August twenty-third two thousand one, approved by the Judge of Civil Courtroom Forty-Second of the Superior Court of Justice of the Federal District through judgment pronounced on August twenty-eighth of two thousand one in the court records of file number 1710/95, it wishes to execute this Judicial Agreement in order to settle all obligations due and payable, pending and claimed through this jurisdictional instance.

II. BY "DEBTOR" THROUGH ITS LEGAL REPRESENTATIVE:

1. It is a corporation legally organized according to the Laws of the Mexican Republic as recorded in public instrument number 8211 dated November twenty-third nineteen hundred eighty-seven, granted and attested before Rogelio Magana Luna, Notary Public number 156 of the City of Mexico, Federal District, and entered in the Public Registry of Commerce of the City of Mexico, Federal District under mercantile folio 103348. It has Taxpayer ID Code PQC871215CB1.

[STAMP]

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2. It is represented herein by Nicholas N. Carter as Chairman of the Board of
Directors of aforementioned corporation, as proven with notarial instrument number 11204 dated February twenty-fifth of the year two thousand, drawn up and attested before Jose Eugenio Castanedas Escobedo, Notary Public number 211 of the Federal District, and has been conferred broad, adequate and sufficient power of attorney to execute this legal act, which power of attorney that has not been revoked or modified per the date when this Agreement is signed.

3. It acknowledges that prior to the execution of this act, it was notified of the AGREEMENT OF ASSIGNMENT OF LITIGIOUS CREDIT RIGHTS THAT BANCO INTERNACIONAL, S.A., NOW HSBC MEXICO, S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC holds against it, executed on May fourth of two thousand five, on the one hand by BANCO INTERNACIONAL, NOW HSBC MEXICO, S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC, S.A. as assignor, and on the other hand by FABRICANTE Y COMERCIALIZADORA BETA, S.A. DE C.V, as assignee, as provided for in articles 2033, 2036, 2038, 2041, 2926 and other related and applicable articles of the Civil Code for the Federal District.

[STAMP]

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4. It recognizes "ASSIGNEE" as sole and exclusive holder of the litigious credit rights which BANCO INTERNACIONAL, S.A., NOW HSBC MEXICO, S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC holds against itself derived from Special Mortgage Foreclosure Proceedings followed by aforementioned Credit Institution against "DEBTOR" before the Judge of Civil Courtroom Forty-Second of the Superior Court of Justice of the Federal District under file number 1710/95, derived from the Modifying Agreement for Acknowledgement of Debt executed between BANCO INTERNACIONAL, S.A., NOW HSBC MEXICO, S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC, and PRODUCTOS QUIMICOS COIN, S.A. DE C.V., dated August twenty-third of two thousand one, which was approved by the Judge of Civil Courtroom Forty-Second of the Superior Court of Justice of the Federal District through judgment pronounced on August twenty-eight of two thousand one in the court records of file 1710/95.

5. It acknowledges that through Interlocutory Judgment passed on March third of two thousand four by the Judge of Civil Courtroom Forty-Second of the Superior Court of Justice of the Federal District in the court records of file number 17/10/95 the entire sell off held through first public auction on February twenty-third of two thousand four was approved, which contains assignment and financing in favor of

[STAMP]

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BANCO INTERNACIONAL, S.A., NOW HSBC MEXICO, S.A., INSTITUTION DE BANCA MULTIPLE,
GRUPO FINANCIERO HSBC with respect to the real estate property located at Fraccion de Terreno ubicado en el Camino Nuevo al "Complejo Petroquimico
Morelos" y Vaso numero dos, Municipio de Pajaritos, Coatzacoalcos, Veracruz.

6. It acknowledges that per the date when this Agreement is executed, it owes "ASSIGNEE" P$17, 807, 612.29 (SEVENTEEN MILLION EIGHT HUNDRED SEVEN THOUSAND SIX HUNDRED TWELVE PESOS 29/100 MEXICAN CURRENCY) derived from executing the AGREEMENT FOR ASSIGNMENT OF LITIGIOUS RIGHTS WHICH BANCO INTERNACIONAL, S.A., NOW HSBC MEXICO, SA., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC holds against itself, executed on the one hand by BANCO INTERNACIONAL, S.A., NOW HSBC MEXICO, S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC, S.A. as assignor, and on the other hand by FABRICANTE Y COMERCIALIZADORA BETA, S.A. DE C.V. as assignee, dated May fourth of two thousand five.

7. As "DEBTOR", it wishes to execute this Judicial Agreement to settle all obligations due and payable, pending and claimed through this jurisdictional instance.

III BY BOTH PARTIES:

[STAMP]

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1. They wish to execute this Agreement in order to end Special Mortgage
Foreclosure Proceedings followed by BANCO INTERNACIONAL, S.A., NOW HSBC MEXICO, S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC, against "DEBTOR" and brought before the Judge of Civil Courtroom Forty-Second of the Superior Court of Justice of the Federal District as file number 1710/95.

2. There is not coercion, injury, error, deceit or any other fault in consent involved in the execution of this Agreement that might leave it void.

Having manifested the above and agreed to such recitals, the parties grant and bind themselves pursuant to the following:

                                     CLAUSES

FIRST. The parties agree to execute this Agreement in order to end the controversy brought through this action, and in turn settle all obligations due, pending and claimed through this jurisdictional instance.

SECOND. "DEBTOR" acknowledges that through Interlocutory Judgment dated March third of two thousand four, pronounced by the Judge of Civil Courtroom Forty-Second of the Superior

[STAMP]

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Court of Justice of the Federal District in the court records of file number
1710/95, the entire sell off held through first public auction on February twenty-third of two thousand four was approved, which contains assignment and financing in favor of BANCO INTERNACIONAL, S.A., NOW HSBC MEXICO, S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC with respect to the real estate property located at Fraccion de Terreno ubicado en el Camino Nuevo al "Complejo Petroqulmico Morelos" y Vaso numero dos, Municipio de Pajaritos, Coatzacoalcos, Veracruz, and in respect to various assets subject matter of such sell off.

THIRD. "DEBTOR" accepts the validity, terms and conditions of all and each of the procedural instances held in Special Mortgage Foreclosure followed against itself by BANCO INTERNACIONAL, S.A., NOW HSBC MEXICO, S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC before Civil Court Forty-Second of the Superior Court of Justice of the Federal District as file number 1710/95.

FOURTH. Consequently and for all necessary legal effects, "DEBTOR" hereby abandons the following proceedings (i) incident of nullity of proceedings, and
(ii) motion of appeal in process.

[STAMP]

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FIFTH. "DEBTOR" recognizes "ASSIGNEE" as sole and exclusive holder of the litigious credit rights held by BANCO INTERNATIONAL, S.A., NOW HSBC MEXICO, S.A, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC against "DEBTOR" derived from Special Mortgage Lawsuit followed by aforementioned Credit Institution before Civil Court Forty-Second of the Superior Court of Justice of the Federal District as file number 1710/95, derived from the Modifying Agreement for Acknowledgement of Debt executed between BANCO INTERNACIONAL, S.A., NOW HSBC MEXICO, S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC and PRODUCTOS QUIMICOS COIN, S.A. DE C.V. dated August twenty-third of two thousand one, and approved by the Judge of Civil Court Forty-Second of the Superior Court of Justice of the Federal District through court ruling pronounced on August twenty-eighth of two thousand one in the court records of file 1710/95.

SIXTH. "DEBTOR" acknowledges that the debt pending settlement to BANCO INTERNACIONAL, S.A., NOW HSBC MEXICO, S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC, now "ASSIGNEE" amounts to P$17,807,612.29 (SEVENTEEN MILLION EIGHT HUNDRED SEVEN THOUSAND SIX HUNDRED TWELVE PESOS 29/100 MEXICAN CURRENCY) on account of capital, ordinary and penalty interest, commissions, attorney fees and expenses.

[STAMP]

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SEVENTH. "ASSIGNEE" hereby acknowledges to have received full payment of principal, commissions and expenses, for which payment was claimed in the action followed, without any limitation whatsoever, by assigning the assets that were matter of the sell off executed at first auction on February twenty-third of two thousand four, and approved through interlocutory judgment passed March third of last year by the Judge of Civil Court Forty-Second of the Superior Court of Justice of the Federal District in the court records of file number 1710/95, with the exclusion of the following assets, for which PRODUCTOS QUIMICOS COIN, S.A. DE C.V. withholds the ownership, which it binds itself to withdraw within no more than ten calendar days as of the execution of this instrument:

      a) Twenty-four Tons of Butane Gas, and

      b) An isopentane drying tower with the following characteristics: Carbon steel dampness dryer with a 5 meter height and 24" diameter, built inside it with a rasing ring type of layer (about 50 cm.), two layers of rasing ceramic balls 1/4 and 1/8 diameter as support of the molecular mesh (with 50 cm. Each layer) and 30 cm. of molecular mesh, packed in the intermediate part to eliminate isopentane dampness to a specification under 10 ppm.

[STAMP]

EIGHTH. Additionally, "DEBTOR" therefore delivers to "ASSIGNEE" real and legal possession of the movable and real estate assets referred to in clause seventh of this instrument, and of all and each of the benefits claimed against "DEBTOR", granting broadest settlement according to the law, not withholding to itself any action or right whatsoever over such items, and once ratified before judicial presence, this agreement is the broadest settlement according to the law, recognized as res judicata; consequently, the parties bind themselves to in any location and at all time observe it as a final judgment, and therefore, execution due to noncompliance by either one of the parties shall be applicable according to the corresponding means of enforcement of the Code of Civil Proceedings of the Federal District.

NINTH. Consequently, "DEBTOR" delivers to "ASSIGNEE" a certified copy of public instrument containing the power of attorney granted by "DEBTOR" to PATRICIO FABIAN HIDALGO ESTRADA, person designated by "ASSIGNEE" for the sole purpose of representing "DEBTOR" when signing the public instrument for assignment before the Public Certifier designated by ASSIGNEE" , and grant and sign the corresponding public instrument, without from such power of attorney there

[STAMP]
deriving obligations against "DEBTOR" other than those contained in this Agreement, in the understanding that expenses, fees and taxes derived from drawing up such public instrument shall be for the account of "ASSIGNEE".

TENTH. Once this Agreement is executed and "ASSIGNEE" receives real and legal possession of the movable and real estate properties referred to in clause seventh of this Agreement, "ASSIGNEE" shall become substitute employer of all management and unionized personnel working in the manufacturing plant located at Fraccion de Terreno ubicado en el Camino Nuevo al "Complejo Petroquimico Morelos" y Vaso numero dos, Municipio de Pajaritos, Coatzacoalcos, Veracruz (address also known as Boulevard C.P.Q. la Cangrejera al C.P.Q. Morelos Km. 3, Coatzacoalcos, Veracruz), employees who are listed in ATTACHMENT NUMBER "2", that having been signed by both parties forms an integral part of this Agreement.

Additionally, as substitute employer "ASSIGNEE" shall assume the obligations and liabilities of labor lawsuits filed against "DEBTOR", whose data are specified in ATTACHMENT NUMBER "2", that having been signed by both parties forms an integral part of this Agreement.

[STAMP]

"ASSIGNEE" binds itself before "DEBTOR" to assume all liabilities and obligations derived from individual and collective labor relationships existing in the manufacturing plant described in the above paragraph, obligations that include those derived from the Collective Labor Contract and agreements executed with the Labor Union of the Chemical, Petrochemical, Carbochemical, Similar and Related Industries of the Mexican Republic, contracts and individual labor relationships, the Federal Labor Law, IMSS (Mexican Social Security), INFONAVIT (Workers National Housing Fund), SAR (Savings Retirement Fund) and other ordinances and applicable regulations.

Upon signing this Agreement and receiving real and legal possession of the movable and real estate assets referred to in clause seventh of this Agreement, "ASSIGNEE" binds itself to hold "DEBTOR" harmless of any conflict or labor lawsuit with aforementioned union, with management and unionized employees, and labor lawsuits mentioned in ATTACHMENT NUMBER "2", that having been signed by both parties, forms and integral part of this Agreement.

On May eighteenth of two thousand five "DEBTOR" terminated the individual labor relationships and, with all the legal benefits, paid off its employees who worked in its office at

[STAMP]

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Avenida de las Fuentes 41-A, Despacho 504, Col. Lomas de Tecamachalco, C.P.
53950, Naucalpan, Edo. de Mexico, listed in Attachment number "3", that having been signed by both parties forms and integral part of this Agreement, and delivered to "ASSIGNEE" a hand signed copy with original stamp of each agreement, record of ratification and approval before Special Board Fifteen of the Federal Board of Conciliation and Arbitration containing record of termination of those labor relationships and of final settlement receipt.

The labor relationship with ARMANDO GONZALEZ SORIANO who works for "DEBTOR" at the above-mentioned address shall continue about 3 or 4 weeks more, as this person has work in accounting records pending to deliver to "DEBTOR", and when delivered and accepted, "DEBTOR" binds itself to terminate the individual labor relationship with that person and give him his severance pay with the legal benefits and deliver a hand signed copy of documents evidencing the termination of such labor relationship and receipt of severance pay issued to "ASSIGNEE".

"DEBTOR" binds itself to hold "ASSIGNEE" free of any labor lawsuit or conflict that might arise in relation with the employee mentioned in the preceding paragraph and in relation to the employees listed in Attachment number "3", that having

[STAMP]
been signed by the parties forms and integral part of this Agreement.

ELEVENTH. The parties agree that each of them shall be immediately liable for attorney fees and expenses derived from this lawsuit and until this Agreement has been totally fulfilled.

TWELFTH. The parties bind themselves to appear before Civil Court Forty-Second of the Superior Court of Justice of the Federal District to ratify this Agreement on the date and hour theretofore established, without requiring a personal notice but through simple publication made of the corresponding agreement in the Judicial Bulletin.

THIRTEENTH. For the execution of this Agreement and for all purposes related to it, the parties provide the following official addresses:

"ASSIGNEE": Boulevard Avila Camacho 4194, Planta Baja, Colonia Jardines del Pedregal, C.P. 01900, in this City of Mexico, Federal District.

[STAMP]

"DEBTOR": Avenida de las Fuentes 41-A, despacho 503, Colonia Lomas de Tecamachalco, C.P. 53950, Naucalpan, Estado de Mexico.

FOURTEENTH. For all matters regarding construction and fulfillment of this Agreement, the parties expressly bind themselves to the jurisdiction and competence of the Courts of Local Jurisdiction of the City of Mexico, Federal District, specifically Civil Court Forty-Second of the Superior Court of Justice of the Federal District, as it is the authority before whom this instrument is subscribed, and consequently waive any other forum that might further correspond to them because of their official address or for any other reason.

The parties sign this Judicial Agreement before the judicial presence in the City of Mexico, Federal District, on the nineteenth day of May of two thousand five.

                              (illegible signature)
                              ---------------------
                                RAUL BAZ HARVILL
                                   "ASSIGNEE"
                FABRICANTE Y COMERCIALIZADORA BETA, S.A. DE C.V.

                              (illegible signature)
                               NICHOLAS N. CARTER
                                    "DEBTOR"
                     PRODUCTOS QUIMICOS COIN, S.A. DE C.V.

[STAMP]

The undersigned, Kristin Dagny O'Hea de Langarica, Litorales 69, Col. Las Aguilas, Mexico, D.F., 5593-0471, who have been authorized by the Federal Judiciary Council (Consejo de la Judicatura Federal) to act as an expert translator before all courts belonging to the Judicial Branch of the Federal Government of Mexico, certify that the foregoing is a true and exact translation of the attached document.

Mexico, D.F., June 21, 2005.

/s/ Kristin Dagny O'Hea de Langarica
-------------------------------------
Kristin Dagny O'Hea de Langarica

                               ATTACHMENT NUMBER 2

                               ATTACHMENT NUMBER 2

ATTACHMENT NUMBER 2 FORMING PART OF JUDICIAL AGREEMENT EXECUTED BY AND BETWEEN FABRICANTE Y COMERCIALIZADORA BETA, S.A. DE C.V., ("ASSIGNEE"), AND PRODUCTOS QUIMICOS COIN, S.A. DE C.V, ("DEBTOR"), ON THIS DAY, MAY 18, 2005.

List of employees working for "DEBTOR" in the manufacturing plant located at Fraccion de Terreno ubicado en el Camino Nuevo al "Complejo Petroquimico Morelos" y Vaso numero dos, Municipio de Pajaritos, Coatzacoalcos, Veracruz (address also known as Boulevard C.P.Q. la Cangrejera al C.P.Q. Morelos Km 3, Coatzacoalcos, Veracruz).

UNIONIZED WORKERS:

   1. Leandro Canseco Navarrete

   2. Felipe de Jesus Guzman Hipolito

   3. Emilio Garcia Ruiz

   4. Flavio Reyes Alvarez

   5. Cristobal Sarate Estudillo

   6. Ceferino Antonio De La Cruz

   7. Adolfo Ruiz Sanchez

   8. Israel Salgado Montalvo

   9. Christian Slee Gutierrez Alvarez

[STAMP]

   MANAGEMENT EMPLOYEES:

   1. Manuel Resales Robles

   2. Ma. Del Rosario Vasquez H.

   3. Sergio Omar Mendoza Zuart

   4. Jaime Avila Solis

   5. Carlos Alberto Farfan

   6. Tomas Martinez Facundo

   7. Edgar Villegas Pineda

   8. Dante Cuauhtemoc Soto

   9. Jorge Ernesto Vazquez

LIST OF LABOR LAWSUITS AGAINST "DEBTOR", PRODUCTOS QUIMICOS COIN, S.A. DE C.V.

   1. File 40/2001

      Plaintiff: Jorge Acevedo Morales

   2. File: 179/2001

      Plaintiff: Jorge Acevedo Morales

   3. File 65/2001

      Plaintiff: Aparicio Zacarias Hernandez

   4. File: 122/2001

      Plaintiff: Jose Manuel Acevedo Morales

   5. File 421/2001

      Plaintiff : Jose Manuel Acevedo Morales

   6. File: 145/2001

[STAMP]

      Plaintiff: Antonio Mardueno Velazquez and Arnulfo Hernandez Ronquillo

   7. File: 203/2001

      Plaintiff: Jaime Katz Ramirez

   8. File: 63/2002

      Plaintiff: Raciel Rosete Vidal

   9. File: 746/2002

      Plaintiff: Raciel Rosete Vidal

This Attachment is signed by the parties before judicial presence in the City of Mexico, Federal District, on May eighteenth of two thousand five.

"ASSIGNEE"                                      "DEBTOR"
FABRICANTE Y COMERCIALIZADORA                   PRODUCTOS QUIMICOS COIN,
BETA, S.A. DE C.V.                              S.A. DE C.V.
(illegible signature)                           (illegible signature)
------------------------------                  ------------------------------
RAUL BAZ HARVILL,                               NICHOLAS N. CARTER
CHIEF EXECUTIVE OFFICER                         CHAIRMAN OF THE BOARD OF
                                                DIRECTORS
[STAMP]

The undersigned, Kristin Dagny O'Hea de Langarica, Litorales 69, Col. Las Aguilas, Mexico, D.F., 5593-0471, who have been authorized by the Federal Judiciary Council (Consejo de la Judicatura Federal) to act as an expert translator before all courts belonging to the Judicial Branch of the Federal Government of Mexico, certify that the foregoing is a true and exact translation of the attached document.

Mexico, D.F., June 21, 2005.

/s/ Kristin Dagny O'Hea de Langarica
------------------------------------
Kristin Dagny O'Hea de Langarica

                               ATTACHMENT NUMBER 3

                               ATTACHMENT NUMBER 3

ATTACHMENT NUMBER 3 FORMING AN INTEGRAL PART OF JUDICIAL AGREEMENT EXECUTED BY AND BETWEEN FABRICANTE Y COMERCIALIZADORA BETA, S.A. DE C.V., ("ASSIGNEE"), AND PRODUCTOS QUIMICOS COIN, S.A. DE C.V., ("DEBTOR), ON THIS DAY, MAY 19, 2005.

List of employees who worked for "DEBTOR" until May eighteenth of two thousand five in its office at Avenida de las Fuentes 41-A, Despacho 504, Col. Lomas de Tecamachalco, C.P., 53950, Naucalpan, Edo. de Mexico, and who stopped working yesterday, May 18, 2005, through agreement of the contract and individual labor relationship that linked them to "DEBTOR".

   1. Maria Teresa Terrazas Moreno

   2. Juan Martin Velasco Gonzalez

   3. Lourdes Minero Hernandez

   4. Ricardo Ayala Garcia

   5. Daniela Andrea Mendoza Zaldivar

[STAMP]

This Attachment is signed by the parties before judicial presence in the City of Mexico, Federal District, on May eighteenth of two thousand five.

"ASSIGNEE"                                      "DEBTOR"
FABRICANTE Y COMERCIALIZADORA                   PRODUCTOS QUIMICOS COIN,
BETA, S.A. DE C.V.                              S.A. DE C.V.
(illegible signature)                           (illegible signature)
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RAUL BAZ HARVILL,                               NICHOLAS N. CARTER

[STAMP]

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The undersigned, Kristin Dagny O'Hea de Langarica, Litorales 69, Col. Las
Aguilas, Mexico, D.F., 5593-0471, who have been authorized by the Federal Judiciary Council (Consejo de la Judicatura Federal) to act as an expert translator before all courts belonging to the Judicial Branch of the Federal Government of Mexico, certify that the foregoing is a true and exact translation of the attached document.

Mexico, D.F., June 21, 2005.

/s/ Kristin Dagny O'Hea de Langarica
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Kristin Dagny O'Hea de Langarica